EXHIBIT 1
to SCHEDULE 13D

                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(k)(1)

             The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated:  September 28, 2005

                                        GENERAL ATLANTIC LLC

                                        By: /s/ Matthew Nimetz
                                            ------------------------
                                            Name:  Matthew Nimetz
                                            Title: Managing Director


                                        GENERAL ATLANTIC PARTNERS 54, L.P.

                                        By: General Atlantic LLC,
                                            Its general partner

                                        By: /s/ Matthew Nimetz
                                            ------------------------
                                            Name:  Matthew Nimetz
                                            Title: Managing Director


                                        GENERAL ATLANTIC PARTNERS 57, L.P.

                                        By: General Atlantic LLC,
                                            Its general partner

                                        By: /s/ Matthew Nimetz
                                            ------------------------
                                            Name:  Matthew Nimetz
                                            Title: Managing Director


                                        GENERAL ATLANTIC PARTNERS 60, L.P.

                                        By: General Atlantic LLC,
                                            Its general partner

                                        By: /s/ Matthew Nimetz
                                            ------------------------
                                            Name:  Matthew Nimetz
                                            Title: Managing Director


                                        GAP COINVESTMENT PARTNERS, L.P.

                                        By: /s/ Matthew Nimetz
                                            ------------------------
                                            Name:  Matthew Nimetz
                                            Title: A General Partner


                                        GAP COINVESTMENT PARTNERS II, L.P.

                                        By: /s/ Matthew Nimetz
                                            ------------------------
                                            Name:  Matthew Nimetz
                                            Title: A General Partner